                                                                 EXHIBIT 10.39

                                                                EXECUTION COPY


                                 AMENDMENT NO. 3
                                       TO
                              AMENDED AND RESTATED
                         MULTICURRENCY CREDIT AGREEMENT
                            DATED AS OF MAY 13, 1998

         THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of January 1, 1999 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "Syndication Agent"), and NBD BANK, N.A., in its individual capacity as a Lender and as administrative agent (the "Administrative Agent"; and together with the Syndication Agent, the "Agents") on behalf of the Lenders under that certain Amended and Restated Multicurrency Credit Agreement dated as of May 13, 1998 by and among the Borrowers, the Guarantors, the Lenders and the Agents, as amended by Amendment No. 1 thereto dated as of October 19, 1998 and Amendment No. 2 thereto dated as of September 30, 1998 (as amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to the Credit Agreement;

         WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

         WHEREAS, the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agents have agreed to the following amendment to the Credit Agreement.

    1. Amendment to Credit Agreement. Effective as of the date hereof
(provided the amendments set forth in Sections 1.1, 1.4, 1.5 and 1.6 below shall be effective as of March 25, 1999), and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

    1.1 SECTION 1.1 OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING DEFINITION IN THE APPLICABLE ALPHABETICAL LOCATION:

         "LEVERAGE RATIO" means the ratio of (i) the sum of (a) Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to (ii) EBITDA. The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness (including Permitted Subordinated Indebtedness) and Capitalized Lease Obligations, Indebtedness and Capitalized Lease Obligations as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the preceding fiscal two-quarter period ending on such day multiplied by two (2); provided, however,(i) there shall be excluded from the calculation of EBITDA, the EBITDA attributable to the Borrower and its Subsidiaries' discontinued Global Trading Business; and (ii) for the fiscal quarters ending December 31, 1998 and March 31, 1999, the Borrower shall be permitted to add back to EBITDA the $17,750,000 one-time charge taken by the Borrower in the quarter ending December 31, 1998 relating to the discontinuation or elimination of the Borrower and its Subsidiaries' Global Trading Business.

    1.2 SECTION 1.1 OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO ADD AT THE END OF THE DEFINITION OF "GUARANTORS" THEREIN THE PHRASE "TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW".

    1.3 SECTION 2.3(f) OF THE CREDIT AGREEMENT IS AMENDED TO ADD AT THE BEGINNING OF CLAUSE (2) THEREOF THE PHRASE "TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW,".

    1.4 SECTION 2.8(b)(i) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TABLE CONTAINED THEREIN IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
THEREFOR:

                                -------------- ---------------- ----------------- ------------- ---------------

                                Level I        Level II         Level III         Level IV      Level V
                                -------------- ---------------- ----------------- ------------- ---------------
        Leverage Ratio          > 4.00 to      < 4.00 to       < 3.00 to 1.00     < 2.00 to      < 1.00 to 1.00
                                               -               -                  -
                                1.00           1.00 and         and               1.00 and
                                               > 3.00 to 1.00   > 2.00 to 1.00    > 1.00 to
                                                                                  1.00
        ----------------------- -------------- ---------------- ----------------- ------------- ---------------
        Applicable
        Facility                0.25%          0.20%            0.15%             0.125%        0.10%
        Fee
        ----------------------- -------------- ---------------- ----------------- ------------- ---------------
        Applicable
        Fixed                   1.375%         1.175%           0.975%            0.75%         0.65%
        Rate Margin
        ----------------------- -------------- ---------------- ----------------- ------------- ---------------
        Applicable
        ----------------------- -------------- ---------------- ----------------- ------------- ---------------

                                -------------- ---------------- ----------------- ------------- ---------------

                                Level I        Level II         Level III         Level IV      Level V
        ----------------------- -------------- ---------------- ----------------- ------------- ---------------

        Floating Rate           0%             0%               0%                0%            0%
        Margin
        ----------------------- -------------- ---------------- ----------------- ------------- ---------------

        Applicable
        Letter of               1.375%         1.175%           .975%             0.75%         0.65%
        Credit Fee
        ----------------------- -------------- ---------------- ----------------- ------------- ---------------


    1.5 SECTION 2.8(b)(i) OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO DELETE THE DEFINITION OF LEVERAGE RATIO CONTAINED IMMEDIATELY FOLLOWING THE TABLE THEREIN IN ITS ENTIRETY.

    1.6 SECTION 2.8(b)(ii)(A) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE PHRASE "(CALCULATED AS PROVIDED IN SECTION 6.4(D))" IN THE FIRST SENTENCE THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE PHRASE "(CALCULATED AS SET FORTH IN THE DEFINITION THEREOF)" IN PLACE THEREOF.

    1.7 SECTION 6.4(A) OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING DEFINITIONS THERETO IN THE APPLICABLE ALPHABETICAL LOCATIONS:

         "ACCOUNTING ADJUSTMENT" means the amount recorded by the Borrower in the first fiscal quarter of 1999 as a cumulative adjustment for a change in accounting principle resulting from the required adoption of American Institute of Certified Public Accountants Statement of Position 98-5, Reporting the Costs of Start-up Activities, which requires the write-off of unamortized pre-operating and organizational costs that were previously capitalized, which amount, net of tax and after earnings from continuing operations shall not exceed $15,000,000.

         "DISTRIBUTOR CHARGE" means the amount recorded by the Borrower in the fiscal quarter ending December 31, 1998 as a result of impairment in the value of assets resulting from the Borrower's prior business dealings with other distributors in an amount not to exceed $8,000,000.

    1.8 SECTION 6.4 (B) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

         (B) Fixed Charge Coverage Ratio. Brightpoint shall maintain a ratio ("FIXED CHARGE COVERAGE RATIO") of:

              (i) the sum of the amounts of Net Income, plus (b) charges against income for foreign income taxes or U.S. income taxes to the extent deducted in computing Net Income, plus (c) Interest Expense to the extent deducted in computing Net Income plus (d) Rentals to the extent deducted in computing Net Income plus (e) for the quarters ending March 31, 1999 through December 31, 1999, the lesser of (i) $15,000,000 and
         (ii) the amount of the one-time Accounting Adjustment taken


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
         by the Borrower in the quarter ending March 31, 1999, plus (f) for the quarters ending December 31, 1998 through September 30, 1999, the $17,750,000 one-time charge taken by the Borrower in the quarter ending December 31, 1998 relating to the discontinuation or elimination of the Borrower and its Subsidiaries' Global Trading Business and plus (g) for the quarters ending December 31, 1998 through September 30, 1999, the lesser of (i) $8,000,000 and (ii) the amount of the one-time Distributor Charge taken by the Borrower in the quarter ending December 31, 1998 to

              (ii) the sum of the amounts of (a) Interest Expense to the extent deducted in computing Net Income, plus (b) Rentals to the extent deducted in computing Net Income, plus (c) scheduled amortization of the principal portion of all Indebtedness of Brightpoint and its Subsidiaries

    during such period of at least 3.25 to 1.00 as of the end of each fiscal quarter. In each case the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day.

    1.9 SECTION 6.4(D) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

         (D)  Maximum Adjusted Leverage and Senior Debt Ratios.

         (1) Brightpoint shall not permit the ratio ("ADJUSTED LEVERAGE RATIO") of (i) the sum of (a) Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to
    (ii) EBITDA to be greater than 5.00 to 1.00 at the end of each fiscal quarter ending on or after January 1, 1999. The Adjusted Leverage Ratio shall be calculated as set forth in clause (3) below.

         (2)  Brightpoint shall not permit the ratio ("SENIOR DEBT RATIO") of
    (i) the sum of (a) Indebtedness other than the Permitted Subordinated Indebtedness of Brightpoint and its consolidated Subsidiaries for borrowed money and (b) Capitalized Lease Obligations to (ii) EBITDA to be greater than 3.00 to 1.00 at the end of each fiscal quarter ending on or after January 1, 1999. The Senior Debt Ratio shall be calculated as set forth in clause (3) below.

         (3) The Adjusted Leverage Ratio and Senior Debt Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness (including Permitted Subordinated Indebtedness for the Adjusted Leverage Ratio and excluding Permitted Subordinated Indebtedness for the Senior Debt Ratio) and Capitalized Lease Obligations, Indebtedness and Capitalized Lease Obligations as of the last day of each such fiscal quarter; and (B) for EBITDA, the amount for the four-quarter period ending on such day (2); provided, however,(i) there shall be excluded from the calculation of EBITDA, the EBITDA attributable to the Borrower and its Subsidiaries' discontinued Global Trading Business;
    (ii) for the fiscal quarters ending


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

    December 31, 1998 through the quarter ending September 30, 1999, the Borrower shall be permitted to add back to EBITDA the $17,750,000 one-time charge taken by the Borrower in the fiscal quarter ending December 31, 1998 relating to the discontinuation or elimination of the Borrower and its Subsidiaries' Global Trading Business; (iii) for the fiscal quarters ending December 31, 1998 through the fiscal quarter ending September 30, 1999, the Borrower shall be permitted to add back to EBITDA an amount equal to the lesser of (a) $8,000,000 and (b) the amount of the one-time Distributor Charge taken by the Borrower in the fiscal quarter ending December 31, 1998; and (iv) for the fiscal quarters ending March 31, 1999 through December 31, 1999, the Borrower shall be permitted to add back to EBITDA the lesser of
    (a) $15,000,000 and (b) the amount of the one-time Accounting Adjustment taken by the Borrower in the fiscal quarter ending March 31, 1999.

    1.10 EXHIBIT A TO THE CREDIT AGREEMENT IS AMENDED TO ADD IN THE LAST SENTENCE OF SECTION 2 THEREOF AFTER THE PHRASE "A SUBSIDIARY BORROWER AND" THE PHRASE ", TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW,".

    2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of January 1, 1999 or March 25, 1999, as applicable, if, and only if, the Administrative Agent shall have received each of the following:

         (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders;

         (b) the Borrower shall have paid to the Administrative Agent, for the account of each Lender which has executed this Amendment on or prior to 5:00 p.m. (Indianapolis time) on March 25, 1999, an amendment fee equal to 0.075% of each such Lenders' Revolving Loan Commitment; and

         (c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

    3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

         (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         (b) Upon the effectiveness of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.



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

    4.   Reference to the Effect on the Credit Agreement.

         (a ) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

         (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

    5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

    6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

    7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

    9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.


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

    10. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                       BRIGHTPOINT, INC.
                        as a Borrower and Guarantor

                       By:  /s/ Steven E. Fivel
                          ---------------------
                          Name:  Steven E. Fivel
                          Title:  Executive Vice President


                       BRIGHTPOINT INTERNATIONAL LTD.
                        as a Borrower and Guarantor

                       By:  /s/ Steven E. Fivel
                          ---------------------
                          Name:  Steven E. Fivel
                          Title:  Executive Vice President

                       NBD BANK, N.A.
                        as the Administrative Agent, a Lender and the Swing Line Lender


                       By:  /s/ Steven P. Clemens
                          -----------------------
                          Name:  Steven P. Clemens
                          Title:  Vice President

                       BANK ONE, INDIANA, NATIONAL ASSOCIATION
                        as the Syndication Agent, an Issuing Lender and as a Lender

                       By:  /s/ William D. Herrick
                          ------------------------
                          Name:  William D. Herrick
                          Title:  Senior Vice President

                        ABN AMRO BANK N.V.
                          as an Alternate Currency Lender


                        By:  /s/ Wesley P. Pascavis
                           ------------------------
                           Name:  Wesley P. Pascavis
                           Title:  Group Vice President and Managing Director

                        By:  /s/ Joann L. Holman
                           ---------------------
                           Name:  Joann L. Holman
                           Title:  Vice President

                        BANK BOSTON, N.A.
                         as a Lender and an Alternate Currency Lender

                        By:  /s/ Janet R. Twomey
                           ------------------------
                           Name: Janet R. Twomey
                           Title: Vice President

                        FIRST UNION NATIONAL BANK
                           as a Lender

                        By:  /s/ Thomas M. Harper
                           ----------------------
                           Name:  Thomas M. Harper
                           Title:  Vice President

                        SUNTRUST BANK OF CENTRAL FLORIDA,
                        NATIONAL ASSOCIATION
                         as a Lender

                        By:  /s/ Christopher A. Black
                           --------------------------
                           Name:  Christopher A. Black
                           Title:  Director

                        THE BANK OF NOVA SCOTIA
                         as a Lender


                        By:  /s/ F.C.H. Ashby
                           ------------------
                           Name:  F.C.H. Ashby
                           Title:  Senior Manager Loan Operations

                                     CREDIT LYONNAIS CHICAGO BRANCH
                                      as a Lender

                                     By:  /s/ Peter D. Kelly
                                        ------------------------
                                        Name:  Peter D. Kelly
                                        Title:  Vice President

                                     THE BANK OF TOKYO-MITSUBISHI, LTD.
                                     CHICAGO BRANCH
                                      as a Lender

                                     By:  /s/ Hiashi Miyashiro
                                        ----------------------
                                        Name:  Hiashi Miyashiro
                                        Title:  Deputy General Manager

                                     THE FUJI BANK, LIMITED
                                        as a Lender

                                     By:
                                        ------------------------
                                        Name:
                                        Title:

                                     NATIONAL CITY BANK OF INDIANA
                                      as a Lender

                                     By:  /s/ Michael Rechin
                                        ------------------------
                                        Name:  Michael Rechin
                                        Title:  Executive Vice President



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